SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  December 16, 1999
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                                 MGI PROPERTIES
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             (Exact name of registrant as specified in its charter)


    Massachusetts                      1-6833                 04-6268740
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(State or other jurisdiction      (Commission             (IRS Employer
     of incorporation)            File Number)         Identification No.)


                One Winthrop Square, Boston, Massachusetts 02110
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                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code: (617) 422-6000
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Item 5.  Other Events.
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                  On December 16, 1999, MGI Properties (NYSE: MGI) (the "Trust")
announced that pursuant to its Plan of Complete Liquidation and Termination, the Trust sold 61 properties in 1999 for an aggregate price of $482.3 million. In addition, the Trust announced that, upon the sale of its remaining properties, it expects to make additional liquidating distributions of approximately $5.50 per share, however, no assurances can be given that per share net liquidating distributions will reach this amount. For additional information, reference is made to the news release which is incorporated herein by reference and is attached hereto as Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial Information and
          ---------------------------------------------------------
          Exhibits.
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         (c) Exhibits
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         Exhibit No.                                          Exhibit
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           99.1                     Press Release dated December 16, 1999.



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                                   SIGNATURES
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         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     MGI PROPERTIES
                                     (Registrant)



Dated: December 17, 1999      By:/s/ Phillip C. Vitali
                                 ----------------------------------------------
                                     Name:  Phillip C. Vitali
                                     Title: Executive Vice President
                                                   and Treasurer
                                               (Principal Financial and
                                                Accounting Officer)




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                                  EXHIBIT INDEX


99.1              Press Release dated December 17, 1999.